EXHIBIT 1.1

                               ICICI BANK LIMITED

                                     BARODA
                           MEMORANDUM OF ASSOCIATION
                                      AND
                            ARTICLES OF ASSOCIATION

                                                      I N D E X

MEMORANDUM OF ASSOCIATION                                 ...          ...         ...                          1-6

ARTICLES OF ASSOCIATION                                   ...          ...         ...                         7-50

         Table A Excluded                                 ...          ...         ...                            7

         Interpretation                                   ...          ...         ...                            7

         Preliminary                                      ...          ...         ...                            8

         Capital                                          ...          ...         ...                            8

         Underwriting Commission                          ...          ...         ...                           11

         Certificates                                     ...          ...         ...                           11

         Calls                                            ...          ...         ...                           12

         Forfeiture, Surrender and Lien                   ...          ...         ...                           13

         Transfer and Transmission of Shares              ...          ...         ...                           15

         Conversion of Shares into Stock                  ...          ...         ...                           17

         Increase, Reduction and Alteration of Capital    ...          ...         ...                           18

         Modification of Class Rights                     ...          ...         ...                           19

         Joint Holders                                                                                           19

         Borrowing Powers                                 ...          ...         ...                           20

         Meetings                                         ...          ...         ...                           21

         Proceedings at General Meeting                   ...          ...         ...                           24

         Votes of Members                                 ...          ...         ...                           25

         Directors                                        ...          ...         ...                           27

         Rotation of Directors                            ...          ...         ...                           31

         Chairman, Executive Chairman, Chairman and
           Managing Director, Managing Director
           Whole-time Director                            ...          ...         ...                           33

         Proceedings of Directors' Meetings               ...          ...         ...                           35

         Powers of Directors                              ...          ...         ...                           38

         Minutes                                          ...          ...         ...                           41

         The Seal                                         ...          ...         ...                           42

         Establishment of Reserve Fund                    ...          ...         ...                           42

         Dividends                                        ...          ...         ...                           42

         Capitalization                                   ...          ...         ...                           44

         Accounts                                         ...          ...         ...                           45

         Audit                                            ...          ...         ...                           46

         Notices                                          ...          ...         ...                           47

         Winding up                                       ...          ...         ...                           48

         Secrecy Clause                                   ...          ...         ...                           49

         Indemnity and Responsibility                     ...          ...         ...                           49

                                                      ABSTRACT
                                                         OF
                                               ARTICLES OF ASSOCIATION
                                                         OF
                                                 ICICI BANK LIMITED

                                                                                                       Article Page

                                                  TABLE A EXCLUDED
Table A not to apply
  (except as expressly provided in these presents)        ...          ...         ...                    1      7
Company to be governed by these Articles                  ...          ...         ...                    2      7

                                                   INTERPRETATION
"Interpretation" Clause                                   ...          ...         ...                    3      7
"The Act" or "the said Act"                               ...          ...         ...                    3      7
"Board", "Board of Directors"                             ...          ...         ...                    3      7
"Banking Act"                                             ...          ...         ...                    3      7
"The Company"                                             ...          ...         ...                    3      7
"Directors"                                               ...          ...         ...                    3      7
"Financial Year"                                          ...          ...         ...                    3      7
"ICICI"                                                   ...          ...         ...                    3      7
"Members"                                                 ...          ...         ...                    3      7
"Month"                                                   ...          ...         ...                    3      7
"The Office"                                              ...          ...         ...                    3      7
"These presents"                                          ...          ...         ...                    3      7
"The Register"                                            ...          ...         ...                    3      7
"The Registrar"                                           ...          ...         ...                    3      7
"Regulatory Agencies"                                     ...          ...         ...                    3      7
"Reserve Bank"                                            ...          ...         ...                    3      7
"The said Acts"                                           ...          ...         ...                    3      8
"The Seal"                                                ...          ...         ...                    3      8
"In Writing" or "Written"                                 ...          ...         ...                    3      8
Singular number                                           ...          ...         ...                    3      8
Gender                                                    ...          ...         ...                    3      8
Persons                                                   ...          ...         ...                    3      8
Expressions in the Act to bear the same meaning
   in Articles                                            ...          ...         ...                    3      8
Marginal notes                                            ...          ...         ...                    3      8
                                                     PRELIMINARY
Copies of Memorandum and
   Articles of Association, etc., to be furnished         ...          ...         ...                    4      8

                                                       CAPITAL
Capital                                                   ...          ...         ...                    5      8
Power to increase or reduce capital                       ...          ...         ...                    5      8

Power to issue Redeemable Preference Shares               ...          ...         ...                    5      8
Register of Members and Debenture-holders                 ...          ...         ...                    6      9
Closure of Register of Members, etc.                      ...          ...         ...                    7      9
Foreign Register                                          ...          ...         ...                    8      9
Inspection of Register of Members,
   Debenture-holders, etc.                                ...          ...         ...                    9      9
Extracts or Copy of Register, etc.                        ...          ...         ...                    9      9
The Company to send copy of Register, etc.                ...          ...         ...                    9      9
Nature and numbering of shares                            ...          ...         ...                   10      9
Shares to be numbered progressively and no share
   to be subdivided                                       ...          ...         ...                   10      9
Restriction on allotment                                  ...          ...         ...                   11      9
Shares at the disposal of the Directors                                                                  12      9
Directors may allot shares as fully paid-up or
   partly paid-up                                         ...          ...         ...                   13     10
Unclassified shares                                       ...          ...         ...                   14     10
Issue of shares by General Meeting                        ...          ...         ...                   15     10
Acceptance of shares                                      ...          ...         ...                   16     10
Deposit and calls, etc., to be debt payable immediately   ...          ...         ...                   17     10
Issue of shares at a discount                             ...          ...         ...                   18     10
Instalments on shares                                     ...          ...         ...                   19     10
Calls on shares of the same class to be on uniform basis  ...          ...         ...                   20     10
Company not bound to recognize any interest in shares
   other than that of the registered holders              ...          ...         ...                   21     11
Company's funds may not be applied in purchase
   of or lent on shares of the Company                    ...          ...         ...                   22     11
                                               UNDERWRITING COMMISSION
Commission for subscribing to shares                      ...          ...         ...                   23     11
                                                    CERTIFICATES
Issue of certificates                                     ...          ...         ...                   24     11
Delivery of share certificates                            ...          ...         ...                   24     11
Issue of new certificate in place of one defaced,
   lost or destroyed                                      ...          ...         ...                   25     11
Manner of issue, renewal, etc., of certificate            ...          ...         ...                   25     11
Fractional certificates                                   ...          ...         ...                   26     11
                                                        CALLS
Calls                                                     ...          ...         ...                   27     12
Call to date from resolution                              ...          ...         ...                   28     12
Notice of call                                            ...          ...         ...                   29     12
Directors may extend time                                 ...          ...         ...                   30     12
Amount payable at fixed time or by instalments as calls   ...          ...         ...                   31     12
When interest on call or instalment payable               ...          ...         ...                   32     12
Partial payment not to preclude forfeiture                ...          ...         ...                   33     12
Payment in advance of calls may carry interest            ...          ...         ...                   34     12

Members not entitled to privileges of membership
   until all calls are paid                               ...          ...         ...                   35     13
Evidence in actions by Company against shareholders       ...          ...         ...                   36     13
                                           FORFEITURE, SURRENDER AND LIEN
If call or instalment not paid, notice must be given      ...          ...         ...                   37     13
Form of notice                                            ...          ...         ...                   38     13
In default of payment, shares may be forfeited            ...          ...         ...                   39     13
Entry of forfeiture on Register of Members                ...          ...         ...                   40     13
Forfeited shares to be property of the Company
   and may be sold, etc.                                  ...          ...         ...                   41     13
Power to annul forfeiture                                 ...          ...         ...                   42     13
Effect of forfeiture                                      ...          ...         ...                   43     14
Shareholders liable to pay money and interest
   owing at the time of forfeiture                        ...          ...         ...                   44     14
Certificate of forfeiture                                 ...          ...         ...                   45     14
Title of purchaser and allottee of forfeited share        ...          ...         ...                   46     14
Cancellation of share certificates in respect of
   forfeited shares                                       ...          ...         ...                   47     14
Application of forfeiture provisions                      ...          ...         ...                   48     14
Company's lien on shares                                  ...          ...         ...                   49     14
As to enforcing lien by sale                              ...          ...         ...                   50     14
Application of proceeds of sale                           ...          ...         ...                   51     14
Surrender of shares                                       ...          ...         ...                   52     14
                                         TRANSFER AND TRANSMISSION OF SHARES
Register of transfers                                     ...          ...         ...                   53     15
Transfer not to be registered except on production        ...          ...         ...                   54     15
Transfer by legal representative                          ...          ...         ...                   55     15
Application for transfer                                  ...          ...         ...                   56     15
Company's power to refuse transfer                        ...          ...         ...                   57     15
Transferor liable until the transferee
     entered on Register                                  ...         ...          ...                   58     15
Directors may refuse to register transfer                 ...          ...         ...                   59     15
Notice of refusal to transferee and transferor            ...          ...         ...                   60     16
Transfer to minor, etc.                                   ...          ...         ...                   61     16
Custody of transfer deeds                                 ...          ...         ...                   62     16
Title to shares of deceased holder                        ...          ...         ...                   63     16
Registration of persons entitled to shares otherwise
   than by transfer (Transmission Clause)                 ...          ...         ...                   64     16
Refusal to register nominee                               ...          ...         ...                   65     17
Board may require evidence of transmission                ...          ...         ...                   66     17
Fee on transfer or transmission                           ...          ...         ...                   67     17
The Company not liable for disregard of a
   notice prohibiting registration of transfer            ...          ...         ...                   68     17
                                           CONVERSION OF SHARES INTO STOCK
Conversion of shares into stock and reconversion          ...          ...         ...                   69     17

Transfer of stock                                         ...          ...         ...                   70     17
Rights of stockholders                                    ...          ...         ...                   71     17
Share regulations to apply                                ...          ...         ...                   72     18

                                    INCREASE, REDUCTION AND ALTERATION OF CAPITAL
Increase of capital                                       ...          ...         ...                   73     18
On what conditions new shares may be issued               ...          ...         ...                   74     18
Further issue of capital                                  ...          ...         ...                   75     18
Shares under control of General Meeting                   ...          ...         ...                   76     18
Same as original capital                                  ...          ...         ...                   77     19
Reduction of capital                                      ...          ...         ...                   78     19
Division and subdivision of shares                        ...          ...         ...                   79     19
Directors' discretion regarding subdivision               ...          ...         ...                   80     19
                                            MODIFICATION OF CLASS RIGHTS
Power to modify right of different classes of shareholders
   and the rights of dissentient shareholders             ...          ...         ...                   81     19
                                                    JOINT-HOLDERS
Joint-holders                                             ...          ...         ...                   82     19
Company may refuse to register more than three persons    ...          ...         ...                   82     19
Joint and several liability for all payments in respect
   of shares                                              ...          ...         ...                   82     19
Title of survivors                                        ...          ...         ...                   82     19
Receipt of one joint-holder sufficient                    ...          ...         ...                   82     20
Delivery of certificates and giving notice to first-named
   holder                                                 ...          ...         ...                   82     20
Votes of joint-holders                                    ...          ...         ...                   82     20
                                                  BORROWING POWERS
Power to borrow                                           ...          ...         ...                   83     20
Bonds, debentures, etc., to be subject to the control
   of Directors                                           ...          ...         ...                   84     20
Securities may be assignable free from equities           ...          ...         ...                   85     21
Issue of bonds, debentures, etc., at discount, etc.,
   or with special privilege                              ...          ...         ...                   86     21
Mortgage of uncalled capital                              ...          ...         ...                   87     21
Register of charges                                       ...          ...         ...                   88     21
                                                      MEETINGS
Annual General Meeting                                    ...          ...         ...                   89     21
Extraordinary General Meetings                            ...          ...         ...                   90     21
Calling of Extraordinary General Meetings                 ...          ...         ...                   91     21
Notice of Meeting                                         ...          ...         ...                   92     22
Contents and manner of service of notice and
   persons on whom it is to be served                     ...          ...         ...                   93     22
Omission to give notice not to invalidate the
   proceedings at the meeting                             ...          ...         ...                   93     22

Business at the Annual General Meeting                    ...          ...         ...                   94     23
Explanatory Statement to be annexed to the notice         ...          ...         ...                   94     23
Ordinary and Special Resolutions                          ...          ...         ...                   95     23
Resolutions requiring Special Notice                      ...          ...         ...                   96     23
                                           PROCEEDINGS AT GENERAL MEETING
Quorum at General Meeting                                 ...          ...         ...                   97     24
Business confined to election of Chairman whilst
   Chair vacant                                           ...          ...         ...                   98     24
Chairman of General Meeting                               ...          ...         ...                   99     24
Proceedings when quorum not present                       ...          ...         ...                   100    24
Adjournment of meeting                                    ...          ...         ...                   101    24
What is to be evidence of the passing of
   resolution where poll not demanded                     ...          ...         ...                   102    24
Demand for poll                                           ...          ...         ...                   103    24
Time of taking poll                                       ...          ...         ...                   104    24
Right of Member to use his votes differently              ...          ...         ...                   105    25
Scrutineers at poll                                       ...          ...         ...                   106    25
Manner of taking poll and result thereof                  ...          ...         ...                   107    25
Motion how decided in case of equality of votes           ...          ...         ...                   108    25
Demand for poll not to prevent transaction
   of other business                                      ...          ...         ...                   109    25
Minutes of General Meeting                                ...          ...         ...                   110    25
Inspection of Minutes Books                               ...          ...         ...                   111    25
Copies of Minutes                                         ...          ...         ...                   112    25
                                                  VOTES OF MEMBERS
Votes                                                     ...          ...         ...                   113    25
Voting by Members of unsound mind                         ...          ...         ...                   114    25
Voting by Body Corporates                                 ...          ...         ...                   115    25
Votes in respect of shares of deceased Members            ...          ...         ...                   116    26
Qualification of proxy                                    ...          ...         ...                   117    26
Votes may be given by proxy or attorney                   ...          ...         ...                   118    26
Execution of instrument of proxy                          ...          ...         ...                   119    26
Deposit of instruments of appointment and inspection      ...          ...         ...                   120    26
Custody of the instrument                                 ...          ...         ...                   121    26
Validity of votes given by proxy notwithstanding
   death of Member, etc.                                  ...          ...         ...                   122    27
Time for objections to votes                              ...          ...         ...                   123    27
Chairman of any meeting to be the judge of
   validity of any vote                                   ...          ...         ...                   124    27
Equal rights of Members                                   ...          ...         ...                   125    27
                                                      DIRECTORS
Number of Directors                                       ...          ...         ...                   126    27
First Directors                                           ...          ...         ...                   127    27
Non-rotational Directors                                  ...          ...         ...                   128    27

Debenture Director                                        ...          ...         ...                   129    27
Alternate Director                                        ...          ...         ...                   130    28
Share qualification                                       ...          ...         ...                   131    28
Remuneration of Directors                                 ...          ...         ...                   132    28
Directors, not bona fide residents of the place where a
   meeting is held, may receive extra compensation        ...          ...         ...                   133    28
Extra remuneration to Directors for special work          ...          ...         ...                   134    28
Additional Director                                       ...          ...         ...                   135    28
Casual vacancy                                            ...          ...         ...                   136    28
Directors may act notwithstanding vacancy                 ...          ...         ...                   137    28
Office of Directors becoming vacant                       ...          ...         ...                   138    29
Period from which disqualification to take effect         ...          ...         ...                   138    29
Disclosure of interest by Director                        ...          ...         ...                   139    29
Interested Director not to participate or vote in
   Board Meetings                                         ...          ...         ...                   140    30
Directors may be Directors of companies promoted
   by the Company                                         ...          ...         ...                   141    30
Disclosures by Director on appointment                    ...          ...         ...                   141    31
Register of Directors, etc.                               ...          ...         ...                   141    31
Director to give notice of his shareholdings              ...          ...         ...                   141    31
Disclosure by Director of interest in any other
    company, etc.                                         ...          ...         ...                   141    31
                                                ROTATION OF DIRECTORS
Directors to retire annually how determined               ...          ...         ...                   142    31
Which Directors to retire                                 ...          ...         ...                   143    31
Re-election                                               ...          ...         ...                   144    31
Company to fill up vacancy                                ...          ...         ...                   145    31
Retiring Directors to remain in office till
   successors appointed                                   ...          ...         ...                   146    31
Appointment of Directors to be voted on individually      ...          ...         ...                   147    32
Company may increase or reduce the number of Directors    ...          ...         ...                   148    32
Right of persons other than retiring Directors to
   stand for Directorship                                 ...          ...         ...                   149    32
Removal of Directors                                      ...          ...         ...                   150    33
                          CHAIRMAN - EXECUTIVE CHAIRMAN - CHAIRMAN AND MANAGING DIRECTOR -
                                       MANAGING DIRECTOR - WHOLE-TIME DIRECTOR
Board may appoint Chairman, Managing
   Director(s) or Whole-time Director(s)                  ...          ...         ...                   151    33
What provisions they will be subject to                   ...          ...         ...                   151    34
Remuneration of Managing or Whole-time Director(s)        ...          ...         ...                   151    34
                                         PROCEEDINGS OF DIRECTORS' MEETINGS
Meeting of Directors                                      ...          ...         ...                   152    35
When meeting to be convened                               ...          ...         ...                   153    35
Notice of meetings                                        ...          ...         ...                   154    35

Quorum and its competence to exercise powers              ...          ...         ...                   155    35
Procedure where meetings adjourned for want of quorum     ...          ...         ...                   156    35
Directors may appoint Committees                          ...          ...         ...                   157    35
Meetings of Committees how to be governed                 ...          ...         ...                   158    36
Chairman to preside over meetings of Board                ...          ...         ...                   159    36
Questions at Board Meetings to be decided                 ...          ...         ...                   159    36
Powers to be exercised at meeting                         ...          ...         ...                   160    36
Certain powers to be exercised by Board at meeting only   ...          ...         ...                   161    36
Consent of the Company necessary for exercise
   of certain powers                                      ...          ...         ...                   162    37
Acts of Board or Committees valid notwithstanding
   defect of appointment                                  ...          ...         ...                   163    37
Resolution by circular                                    ...          ...         ...                   164    37
Reconstitution of the Board                               ...          ...         ...                   165    37
                                                 POWERS OF DIRECTORS
General powers of Company vested in Directors             ...          ...         ...                   166    38
Specific powers given to Directors                        ...          ...         ...                   167    38
To pay costs of incorporation                             ...          ...         ...                   167    38
Seal abroad                                               ...          ...         ...                   167    38
Acquiring properties, rights, etc.                        ...          ...         ...                   167    38
To pay for property                                       ...          ...         ...                   167    38
To insure properties                                      ...          ...         ...                   167    38
To open bank accounts                                     ...          ...         ...                   167    38
To secure contracts by mortgage                           ...          ...         ...                   167    38
To attach conditions                                      ...          ...         ...                   167    39
To accept surrender of shares                             ...          ...         ...                   167    39
To appoint trustees                                       ...          ...         ...                   167    39
To institute, act, conduct legal proceedings              ...          ...         ...                   167    39
To refer to arbitration                                   ...          ...         ...                   167    39
To act in matters of bankruptcy and insolvency            ...          ...         ...                   167    39
To give receipts                                          ...          ...         ...                   167    39
To determine who shall be entitled to sign on
   Company's behalf                                       ...          ...         ...                   167    39
To invest moneys                                          ...          ...         ...                   167    39
To give security by way of indemnity                      ...          ...         ...                   167    39
To give interest in particular business or
   transaction, etc.                                      ...          ...         ...                   167    39
To provide for the welfare of employees, etc.             ...          ...         ...                   167    39
To subscribe to charitable funds                          ...          ...         ...                   167    40
To establish revenue fund                                 ...          ...         ...                   167    40
To appoint officers, etc.                                 ...          ...         ...                   167    40
To ensure compliance of local laws                        ...          ...         ...                   167    40
To establish Local Boards                                 ...          ...         ...                   167    40
To appoint attorneys                                      ...          ...         ...                   167    41

Delegation of powers                                      ...          ...         ...                   167    41
Subdelegation of powers                                   ...          ...         ...                   167    41
To enter into contracts                                   ...          ...         ...                   167    41
Provisions of the Act to be complied with by Directors    ...          ...         ...                   168    41
                                                       MINUTES
Minutes of proceedings of Board of
   Directors and Committees                               ...          ...         ...                   169    41
By whom Minutes to be signed and effect thereof           ...          ...         ...                   170    42
                                                      THE SEAL
The Seal, its custody and use                             ...          ...         ...                   171    42
                                            ESTABLISHMENT OF RESERVE FUND
Reserve funds                                             ...          ...         ...                   172    42
                                                      DIVIDENDS
Division of profit                                        ...          ...         ...                   173    42
Capital paid up in advance at interest not
   to earn dividend                                       ...          ...         ...                   174    42
Dividends in proportion to amount paid up                 ...          ...         ...                   175    42
Declaration of dividend and writing off
   capitalized expenses                                   ...          ...         ...                   176    42
Power to declare dividend without writing off             ...          ...         ...                   176    42
The Company in General Meeting may
   declare a dividend                                     ...          ...         ...                   177    42
No larger dividend than recommended by Directors, etc.    ...          ...         ...                   178    43
Interim dividend                                          ...          ...         ...                   179    43
Retention of dividends                                    ...          ...         ...                   180    43
No Member to receive dividend whilst indebted to the Company
   and Company's right of reimbursement thereof           ...          ...         ...                   181    43
Transfer of shares must be registered                     ...          ...         ...                   182    43
Dividends how remitted                                    ...          ...         ...                   183    43
Unclaimed dividends                                       ...          ...         ...                   184    43
Dividend and call together                                ...          ...         ...                   185    44
Special provision in reference to dividend                ...          ...         ...                   186    44
                                                   CAPITALIZATION
Capitalization                                            ...          ...         ...                   187    44
                                                      ACCOUNTS
Accounts                                                  ...          ...         ...                   188    45
Furnishing of statement of accounts and reports           ...          ...         ...                   189    45
Form and contents of Balance Sheet and Profit
   and Loss Account                                       ...          ...         ...                   190    45
Authentication of Balance Sheet and other documents -
   copies thereof to be sent to Members                   ...          ...         ...                   191    45
Copies of Balance Sheet, Profit and Loss Account
   and Auditors' Report shall be filed with the
   Registrar                                              ...          ...         ...                   192    46
                                                        AUDIT
Accounts to be audited                                    ...          ...         ...                   193    46

Appointment and qualification of Auditors                 ...          ...         ...                   194    46
Branch audit                                              ...          ...         ...                   195    46
Remuneration of Auditors                                  ...          ...         ...                   196    46
Auditors: their Report, powers and duties                 ...          ...         ...                   197    46
Auditors' right to attend meetings                        ...          ...         ...                   198    47
Additional information in Auditors' Report                ...          ...         ...                   199    47
Reasons for qualifications in Auditors' Report            ...          ...         ...                   200    47
No qualifying remark in Auditors' Report for
   non-disclosure of certain information                  ...          ...         ...                   201    47
Accounts when audited and approved to be conclusive
   except as to errors discovered within three months     ...          ...         ...                   202    47
                                                       NOTICES
Notice                                                    ...          ...         ...                   203    47
Notice on Members having no registered address            ...          ...         ...                   204    47
Notice on persons acquiring shares on death or
   insolvency of Member                                   ...          ...         ...                   205    48
Persons entitled to notice of General Meetings            ...          ...         ...                   206    48
Notice by Company and signature thereto                   ...          ...         ...                   207    48
Transferee, etc., bound by prior notices                  ...          ...         ...                   208    48
Notice valid though Member deceased                       ...          ...         ...                   209    48
                                                     WINDING UP
Winding up                                                ...          ...         ...                   210    48
Distribution of assets                                    ...          ...         ...                   211    48
Distribution in specie or kind                            ...          ...         ...                   212    48
Right of shareholders in case of sale                     ...          ...         ...                   213    49
                                                   SECRECY CLAUSE
Secrecy clause                                            ...          ...         ...                   214    49
                                            INDEMNITY AND RESPONSIBILITY
Directors' and others' right to indemnity                 ...          ...         ...                   215    49

                              COMPANIES ACT, 1956
                           COMPANY LIMITED BY SHARES

                           MEMORANDUM OF ASSOCIATION
                                       OF
                               ICICI BANK LIMITED

     I.   The name of the Company is ICICI BANK LIMITED.
     II. The Registered Office of the Company will be situated in the State of Gujarat.
     III. The objects for which the Company is established are :


A. THE MAIN OBJECTS TO BE PURSUED BY THE COMPANY ON ITS INCORPORATION ARE :

1. To establish and carry on business of banking in any part of India or outside India.

2. To carry on the business of accepting, for the purpose of lending or investment, of deposits of money repayable on demand or otherwise and withdrawable by cheque, draft, order or otherwise.

3. To borrow, raise or take up money, lend or advance money with or without interest either upon or without security.

4. To draw, make, execute, issue, endorse, negotiate, accept, discount, buy, sell, collect and deal in bills of exchange, hundies, promissory notes, coupons, drafts, bills of lading, railway receipts, warrants, debentures, bonds, mortgage-backed securities, letters of credit or obligations, certificates, scrips and other instruments and securities whether transferable or negotiable or mercantile or not.

5. To grant and issue letters of credit, traveller's cheques and circular notes, buy, sell and deal in bullion and specie.

6. To receive all kinds of bonds, scrips or valuables on deposit or for safe custody or otherwise, provide safe deposit vaults, collect and transmit money, negotiable instruments and all securities.

7. To buy, acquire, issue on commission, deal, sell, dispose of, exchange, convert, underwrite, subscribe, participate, invest in and hold whether on its own account or on behalf of any person, Body Corporate, company, society, firm or association of persons whether incorporated or not, shares, stocks, funds, debentures, debenture stocks, units, promissory notes, bills of exchange, bonds, warrants, participation certificates or participation units, other money market or capital market instruments, obligations and securities and investments of all kinds issued or guaranteed by any government, state, dominion, sovereign body, commission, public body or authority, supreme, local or municipal or company or body, whether incorporated or not or by any person or association.

8. To act as foreign exchange dealer and to buy, sell or otherwise deal in all kinds of foreign currencies including foreign bank notes, foreign currency options, forward covers, swaps of all kinds and to transact for itself or on behalf of any person, Body Corporate, company, society, firm or association of persons whether incorporated or not, all transactions in foreign currencies.

9. To carry on the activities of bill discounting, rediscounting bills, marketing, factoring, dealing in commercial paper, treasury bills, certificate of deposits and other financial instruments.

10. To act as agents for any government or local authority or any other person or persons, carry on agency business of any description including clearing and forwarding of goods, give receipts and discharges and otherwise act as an attorney on behalf of customers, but excluding the business of a managing agent or secretary and treasurer of a company.

11. To contract for public and private loans and advances and negotiate and issue the same.

12. To form, constitute, promote, act as managing and issuing agents, brokers, sub-brokers, prepare projects and feasibility reports for and on behalf of any company, association, society, firm, individual and Body Corporate.

13. To carry on and transact every kind of guarantee and indemnity business.

14. To undertake and execute trusts and the administration of estates as executor or trustee.

15. To act as Registrar and Transfer Agents and Registrar to the Issue, Issue Agents and Paying Agents.

16. To provide custodial and depository services and to do all such things as may be advised, permitted or required for this purpose.

17. To effect, insure, guarantee, underwrite, participate in managing and carrying out of any issue, public or private, of state, municipal or other loans or of shares, stock, debentures or debenture stock of any company, corporation or association and the lending of money for the purpose of any such issue.

18. To issue debit or credit cards to customers or any other person.

19. To provide or assist in obtaining, directly or indirectly, advice or services in various fields such as management, finance, investment, technology, administration, commerce, law, economics, labour, human resources development, industry, public relations, statistics, science, computers, accountancy, taxation, fund management, foreign exchange dealings, quality control, processing, strategic planning and valuation.

20. To do any other form of business which the Government of India may specify as a form of business in which it is lawful for a banking company to engage.


B.  OBJECTS INCIDENTAL OR ANCILLARY TO THE ATTAINMENT OF THE MAIN OBJECTS:

21. To establish, maintain and operate electronic teller machines for carrying on any of the banking businesses.

22. To acquire and undertake the whole or any part of the business, property and liabilities of any person carrying on any business which the Company is authorized to carry on or possession of property suitable for the purposes of the objects of the Company.

23. To manage, sell and realize any property which may come into the possession of the Company in satisfaction or part satisfaction of any of its claims.

24. To acquire and hold and generally deal with any property or any right, title or interest in any such property which may form the security or part of the security for any loan or advance or which may be connected with any such security.

25. To establish and support or aid in the establishment and support of associations, institutions, funds, trusts, schools, hospitals, guest-houses, clubs and conveniences which may be considered to benefit employees or ex-employees of the Company or the dependents or connections of such persons or any other persons, natural or judicial, granting pensions and allowances and making payments towards insurance, subscribing to or guaranteeing moneys for charitable or benevolent objects or for any exhibition or for any public, general or useful object.

26. To aid and support any person, association, body or movement whose object is solution, settlement or surmounting of industrial or labour problems or the promotion of industry, trade or business of the Company or for the promotion of science and technology, cultural activities, sports, environment, rural development and other social and welfare activities.

27. To acquire, construct, maintain and alter any building or work necessary or convenient for the purpose of the Company.

28. To sell, improve, manage, develop, exchange, lease, mortgage, dispose of or turn into account or otherwise deal with all or any part of the property and rights of the Company.

29. To acquire by purchase, lease or otherwise any premises for the construction and/or establishment of a safe-deposit vault or vaults and to maintain therein fire-proof and burglar-proof strong rooms, safes and other receptacles for deeds, securities, documents, money, jewellery and valuables of all kinds.

30. To procure the registration, incorporation or recognition of the Company under the laws or regulations of any other place outside India and to pay all costs, charges and expenses incurred or sustained in or about the promotion, incorporation and establishment of the Company or which the Company shall consider to be preliminary, out of the funds of the Company.

31. To promote or procure incorporation, formation or setting up of concerns and undertakings whether as company, Body Corporate, partnership or any other association of persons for engaging in any business and to pay out of the funds of the Company all or any expenses which the Company may lawfully pay for services rendered for formation and registration of any other Company by it, subject to the provisions of the Act.

32. To develop and promote new financing instruments of all kinds whether for the capital or money markets.

33. To acquire and undertake the whole or any part of the business of any person or company, when such business is of a nature enumerated or described hereunder.

34. To commence and carry on activities with a view to encourage savings and investments and participations in income, profits and gains accruing to the Company from the acquisition, holding, management and disposal of securities.

35. To place deposits, keep money with security or otherwise either for or without interest with any person, company, bank, financial and other institution, trust, corporation, local authority, government, cooperative society, HUF or other body (whether incorporated or not).

36. To acquire, hold, manage, buy, sell, exchange, mortgage, charge, lease, license or grant any right or interest in, over or upon any movable or immovable property of any kind, including contingent and reversionary interest in any property.

37. To carry on activities of holding any charter or sponsoring any Act of Legislation and/or to acquire any privilege, monopoly, licence, patent or other right, power from any government or parliament or from any local or any other authority in India or elsewhere and to exercise any powers, rights, or privileges so obtained and in the matters and for the purposes aforesaid to act solely or jointly with any other person, corporation or body and to apply for registration and act as accredited investment advisers to any mutual fund, unit trust with any regulatory authority in India or elsewhere.

38. To apply for and become member of any trade association, commodity exchange, clearing-house, society, company, management association or any other association, professional body, stock exchange, depository trust company whether it be in India or elsewhere and to communicate with various chambers of commerce and other mercantile and public bodies in India or elsewhere, concert and promote measures for the protection and/or promotion of the Company's trade, industry and persons engaged therein.

39. To apply for, purchase or otherwise acquire, protect and renew in India or elsewhere, patents, licences, concessions, patent rights, trade marks, designs, conferring any exclusive or non-exclusive or limited rights to their use of any secret or other information regarding any invention, research which may seem capable of being used for any purpose of the Company and to use, develop or grant licence in respect thereof or otherwise turn to account the rights or information so acquired and expend money in improving any such patents, rights or inventions.

40. To enter into agreements, contracts for, undertake or otherwise arrange for receiving, mailing or forwarding any circular, notice, report, brochure, material, article and thing belonging to any company, corporation, firm, institution or person or persons by means of delivery by hand or otherwise.

41. To purchase, take on lease or licence or in exchange, hire or otherwise acquire any immovable or movable property, rights or privileges which the Company may think necessary or convenient for any business of the Company and to develop and turn to account and deal with the same and, in particular, any land, tenements, buildings and easements in such manner as may be thought expedient and to construct, reconstruct, maintain and alter any immovable or movable property or works necessary or convenient for the purpose of the Company and to pay for the same either in cash or in shares or securities or otherwise and to sell, let, lease or under lease or otherwise dispose of or grant right over any movable or immovable property belonging to the Company.

42. To manage land, buildings and other property both movable and immovable and to collect rents and income and to supply to tenants, users and occupiers, attendants, servants, waiting-rooms, reading rooms and other conveniences and services as may be necessary.

43. To apply for, promote and obtain any order, directive, instruction, regulation, ordinance and other authorization or enactment of the Central or any state government or any other authority for enabling the Company to put any of its objects to effect or for effecting any modification or change in any of the Company's business or constitutions and to oppose any bill, statute, rule, regulation, guideline, proceeding or application which may seem to prejudice the Company's business or interests.

44. To open, maintain, operate and close account or accounts with any firm or company or with any bank or banks or financial institutions or other financiers and to pay or earn interest and to withdraw money from such account or accounts.

45. To train or pay for the training in India or abroad of any of the Company's employee or any person in the interest of or in furtherance of the Company's objects.

46. To enter into any arrangement with any government or government departments or authorities or any authority that may seem conducive to the attainment of the Company's objects and to obtain from any such government or government departments or authorities any right, privilege, licence and concession neceessary or desirable to obtain and to carry out, exercise, use or comply with any such arrangement, right or privilege or concession.

47. Subject to the provisions of the Companies Act, 1956, to distribute any of the Company's property amongst the Members of the Company.

48. To provide for and furnish or secure to any Member or customer of the Company or to any subscriber to or purchasee or possessor of any publication of the Company or of any coupon or ticket, issued with any publication of the Company, any convenience, advantage, benefit or special privilege, which may seem expedient or necessary, either gratuitously or otherwise.

49. To sell, improve, manage, develop, exchange, lease, give on licence, mortgage, dispose of, or transfer business, property and undertakings of the Company or any part thereof with or without any consideration which the Company may deem fit to accept for attaining the main objects of the Company.

50. To provide for the welfare of employees or ex-employees of the Company or its predecessors in business and the spouse, widow or widower, father (including stepfather), mother (including stepmother), brother (including stepbrother), sister (including stepsister), son (including stepson), daughter (including stepdaughter), son's widow, daughter's widower, deceased son's children, deceased daughter's children or the dependents of such employees or ex-employees by building or contributing to the building of houses or dwellings or by grant of money, pensions, allowances, bonus or other payments or by building or<+>contributing to the building of houses or dwelling or by creating and from time to time subscribing or contributing to provident funds and other associations, institutions, funds or trusts and by providing or subscribing or contributing towards places of instruction and recreation, hospitals and dispensaries, medical and other attendances and to subscribe to, contribute to or otherwise assist charitable, benevolent, national and/or other institutions or objects.

51. To establish, hold or conduct competitions in respect of contribution or information suitable for insertion in any publications of the Company or otherwise for any of the purposes of the Company and to offer and grant prizes, rewards and premiums of such character and on such terms as may be expedient.

52. To refer to or agree to refer any claim, demand, dispute or any other question by or against the Company or in which the Company is interested or concerned and whether between the Company and third parties, to arbitration and to observe and perform and do all acts, matters and things necessary to carry out or enforce the awards.

53. To enter into partnership or into any arrangement for joint ventures in business for sharing profits, union of interest, lease, licence or otherwise, reciprocal concession or cooperate with any person, firm or company or to amalgamate with any person, firm or company carrying on or proposing to carry on any business.

54. To form, promote, subsidize, organize, assist, maintain and conduct or aid in forming, promoting, subsidizing, organizing, assisting, maintaining research laboratories, experimental workshops or conducting studies, research, aiding tests and experiments on scientific, technical, economic, commercial or any other subject and undertake all types of technical, economic and financial investigations and aid or assist or enter into partnership with any institution, university, company, partnership firm or person or persons undertaking or conducting such research, study and provide, subsidize, endow, assist in laboratories, workshops, libraries, meetings, lectures and conferences and by providing for the remuneration of professors or teachers on any subject and by providing for the awards, exhibitions, scholarships, prizes and grants to students or otherwise and generally to encourage, promote and reward studies, researches, investigations, experiments, tests and inventions of any kind.

55. To establish and maintain branches and agencies at any place or places in India or other parts of the world for the conduct of the business of the Company or for the purposes of enabling the Company to carry on its business more efficiently and to exercise all or any of its corporate powers, rights and privileges and to conduct its business in all or any of its branch in the Union of India and in any or all states, territories, possessions, colonies and dependencies and to discontinue and reconstitute any such offices, branches or agencies.

56. To enter into any contract or arrangement for more efficient conduct of the business of the Company or any part thereof and to subcontract any such contract or arrangement.

57. To adopt such means of making known and advertising the business and products of the Company as may be expedient.

58. To issue or allot fully or partly-paid shares in the capital of the Company in payment or part payment of any movable or immovable property purchased or otherwise acquired by the Company or any services rendered to the Company.

59. To insure any of the property, undertaking, contract, risk or obligation of the Company in any manner whatsoever.

60. To make donations either in cash or in kind for such objects or causes as may be directly or indirectly conducive to any of the Company's objects or otherwise expedient.

61. To do all or any of the object set out herein as are incidental or as may be thought conducive to the promotion or advancement of the business of the Company or attainment of the objects of the Company or any of them in India or elsewhere either as principal, agent, trustee, contractor, and either along or in conjunction with others and either by or through agents, contractors, trustees or otherwise and to carry on business which may seem to the Company capable of being conveniently carried on or which is calculated directly or indirectly to enhance the value of or render profitable any of the Company's property or right.

62. To open, establish, maintain and operate currency chests and small coin depots on such terms and conditions as may be required by the Reserve Bank of India established under the Reserve Bank of India Act, 1934 and enter into all administrative or other arrangements for undertaking such functions with the Reserve Bank of India.

63. To do all such other things as are incidental or conducive to the promotion or advancements of the business of the Company.

And it is hereby declared that :

    (i) the word "company", save when used in reference to this Company in these presents, shall be deemed to include any partnership or other body of persons, whether or not incorporated and whether domiciled in India or elsewhere;

    (ii) the several sub-clauses of this clause and all the powers thereof are to be cumulative and in no case is the generality of any one sub-clause to be narrowed or restricted by any particularity of any other sub-clause nor is any general expression in any sub-clause to be narrowed or restricted by any particularity of expression in the same sub-clause or by the application of any rule of construction ejusdem generies or otherwise;

     (iii) the term "India", when used in this clause unless repugnant to the context, shall include all territories, from time to time, comprised in the Union of India;

    (iv) the Company shall have full power to exercise all or any of the powers conferred by these presents in India and/or any part of the world.

IV. The liability of the Members is limited.

V. The authorised capital of the Company shall be Rs.1900,00,00,000 divided into 155,00,00,000 shares of Rs.10 each and 350 shares of Rs.1 crore each with rights, privileges and conditions attached thereto as are provided by the Articles of Association of the Company for the time being with power to increase or reduce the capital of the Company and to divide the shares in the capital for the time being into several classes and to attach thereto respectively such preferential, cumulative, convertible, guarantee, qualified or other special rights, privileges, conditions or restrictions, as may be determined by or in accordance with the Articles of Association of the Company for the time being and to vary, modify or abrogate any such right, privilege or condition or restriction in such manner as may for the time being be permitted by the Articles of Association of the Company or the legislative provisions for the time being in force.

We, the several persons whose names and addresses are subscribed are desirous of being formed into a Company in pursuance of this Memorandum of Association and we respectively agree to take the number of shares in the capital of the Company set opposite our respective names :

                                                                   No. of Shares
Sr.   Name of the Subscriber            Address & Occupation       taken by each
No.   and Signature                     of each Subscriber         Subscriber          Witness

 1.   Narayanan Vaghul                  1301, Radhika              100
      S/o. V. Narayanan                 Off Sayani Road            (One Hundred)
      Sd/-                              Prabhadevi
      Chairman                          Mumbai 400 025
      ICICI                             Banker

 2.   Parampally Vasudeva Maiya         Flat No. 172-B             100
      S/o. P. Ganapayya Maiya           Jolly Maker Apartments I   (One Hundred)
      Sd/-                              Cuffe Parade
      Executive Director                Mumbai 400 005
      SCICI                             Bank Executive

 3.   Lalita Dileep Gupte               153-C, Mhaskar Building    100
      W/o. Dileep Gupte                 Opp. Ruia Building         (One Hundred)
      Sd/-                              Sir Balachander Road
      Chief General Manager             Matunga
      ICICI                             Mumbai 400 019
                                        Company Executive
 4.   Girish Sumanlal Mehta             A-6, ICICI Apartments      100
      S/o. Sumanlal Mehta               P. Balu Marg               (One Hundred)
      Sd/-                              Prabhadevi
      Company Secretary                 Mumbai 400 025
      ICICI                             Company Executive

 5.   Shashikant Harilal Bhojani        A-73, Ocean Gold           100
      S/o. Harilal Bhojani              Twin Tower Lane            (One Hundred)
      Sd/-                              Prabhadevi
      Corporate Legal Advisor           Mumbai 400 025
      ICICI                             Company Executive

 6.   Sethumadhava Rao Ragothama        C-22, ICICI Apartments     100
      S/o. K. Sethumadhava Rao          P. Balu Marg               (One Hundred)
       Sd/-                             Prabhadevi
      Deputy General Manager            Mumbai 400 025
      ICICI                             Company Executive

 7.   Kalpana Morparia                  A-13, Ocean Gold           100
      W/o. Jaisingh Morparia            Twin Tower Lane            (One Hundred)
      Sd/-                              Prabhadevi
      Assistant General Manager         Mumbai 400 025
      ICICI                             Company Officer

                                  Total number of shares taken:    700
                                                                   (Seven Hundred
                                                                   Equity Shares)

Dated this 22nd day of December, 1993.